Background and Description of Business - Additional Information (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net Income (Loss) Attributable To Parent	$ (7,716)	$ (15,653)
Net Cash Provided By Used In Operating Activities	3,682	(2,607)
Retained Earnings Accumulated Deficit	(103,590)	(95,874)
Cash	2,358	865	2,695
Stockholders Equity	$ 185	$ 6,504	$ 25,275